Summary prospectus

Alternative / specialty mutual fund

Delaware Ivy Asset Strategy Fund

Nasdaq ticker symbols
Class A	WASAX
Class B	WASBX
Class C	WASCX
Class E	IASEX
Class I	IVAEX
Class R6 (formerly, Class N)	IASTX
Class R	IASRX
Class Y	WASYX

July 29, 2021

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at ivyinvestments.com/prospectus. You can also get this information at no cost by calling 888 923-3355. The Fund’s statutory prospectus and statement of additional information, both dated July 29, 2021 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Ivy Asset Strategy Fund

(formerly, Ivy Asset Strategy Fund)

On April 30, 2021, the funds in this prospectus (Funds) became part of Delaware Funds® by Macquarie and Delaware Management Company became each Fund’s investment manager (hereinafter, the Funds and other legacy Ivy Funds are referred to as Transaction Funds to differentiate them from the other Delaware Funds by Macquarie, the non-Transaction Funds).

What is the Fund’s investment objective?

Delaware Ivy Asset Strategy Fund seeks to provide total return.

What are the Fund’s fees and expenses?

Delaware Distributors, L.P. (Distributor), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have voluntarily agreed to waive all or a portion of its 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) in order to allow the Class Y expense rate to float to the Class A expense rate and to allow the Class R6 expense rate to float to the Class I expense rate from July 29, 2021 until such time as the voluntary expense cap is discontinued. This waiver is voluntary and may be modified or discontinued by the Distributor or WISC at any time, and without further notice.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Transaction Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.” The Fund's Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder fees (fees paid directly from your investment)

Class	A		B		C		E		I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none		2.50%		none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	1.00%	[1]	5.00%	[1]	1.00%	[1]	1.00%	[1]	none	none	none	none
Maximum account fee	none		none		none		$20	[2]	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		B		C		E		I		R6		R		Y
Management fees	0.66%		0.66%		0.66%		0.66%		0.66%		0.66%		0.66%		0.66%
Distribution and service (12b-1) fees	0.25%		1.00%		1.00%		0.25%		none		none		0.50%		0.25%
Other expenses	0.20%	[3]	0.38%	[3]	0.24%	[3]	0.30%	[3]	0.21%	[3]	0.05%	[3]	0.30%	[3]	0.21%	[3]
Total annual fund operating expenses	1.11%		2.04%		1.90%		1.21%		0.87%		0.71%		1.46%		1.12%
Fee waivers and expense reimbursements	none	[4]	none	[4]	none	[4]	(0.24%)	[4]	none	[4]	none	[4]	none	[4]	none	[4]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.11%		2.04%		1.90%		0.97%		0.87%		0.71%		1.46%		1.12%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased prior to July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase, or on shares that were purchased after July 1, 2021 at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase. For Class E shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

[2]

With limited exceptions, for Class E shares, an annual $20 account maintenance fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]	“Other expenses” includes the expenses of any wholly-owned subsidiaries of the Fund.
[4]

Through July 29, 2022, Delaware Management Company (Manager), the Fund’s investment manager, DDLP, and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class E shares at 0.97%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class B shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Summary prospectus
Delaware Ivy Asset Strategy Fund

Class	A	(if not redeemed) B	B	C	E	I	R6	R	Y
1 year	$682	$207	$607	$193	$366	$89	$73	$149	$114
3 years	$908	$640	$940	$597	$661	$278	$227	$462	$356
5 years	$1,151	$1,098	$1,198	$1,026	$976	$482	$395	$797	$617
10 years	$1,849	$2,130	$2,130	$2,016	$1,859	$1,073	$883	$1,746	$1,363

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Asset Strategy Fund seeks to achieve its objective by allocating its assets among different asset classes of varying correlation around the globe. Delaware Management Company (Manager) begins its investment process by investing a portion of the Fund’s assets in global equity securities that the Manager believes can outperform the Fund’s benchmark index, the MSCI ACWI Index, over a full market cycle (the Equity Sleeve). The Manager then invests the Fund’s remaining assets in various additional asset classes, including global fixed-income securities, United States Treasury (Treasury) instruments, precious metals, commodities and cash (the Diversifying Sleeve), which seek to provide returns to the Fund while having less correlation to the Equity Sleeve. The Manager may allocate the Fund’s investments among these different asset classes in different proportions at different times, but generally seeks to invest 50%-80% of the Fund’s total assets (with a long-term target of approximately 65%) in the Equity Sleeve and 20%-50% of the Fund’s total assets (with a long-term target of approximately 35%) in the Diversifying Sleeve.

In selecting securities for the Fund, the Manager primarily emphasizes a bottom-up (researching individual issuers) approach and seeks to find relative value across the asset classes noted above. Part of the Manager’s investment process also includes a top-down (assessing the market and economic environment) analysis.

With respect to the Equity Sleeve, the Manager seeks what it believes are well-positioned companies with a strong and/or growing sustainable competitive advantage in attractive industries across the globe which the Manager believes can exceed current earnings estimates. The Manager looks for companies that are taking market share within their industries, which results in high levels of cash flow, as well as stable to improving margins and returns. The Manager generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and/or offering what the Manager believes to be sustainable high free cash flow.

Within the Equity Sleeve, the Fund has the flexibility to invest in both growth and value companies. Although the Fund primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The Equity Sleeve typically holds a limited number of stocks (generally 50 to 70).

Within the Diversifying Sleeve, the Fund has the flexibility to invest in a wide range of assets that, in the Manager’s view, present attractive risk-adjusted returns as compared to the Equity Sleeve, and/or reduce the Fund’s overall risk profile because such assets have less correlation to the assets within the Equity Sleeve. Diversifying assets are comprised of global fixed-income instruments, including investment-grade and high-yield bonds, as well as emerging market, corporate and sovereign bonds and bank loans. Such fixed-income instruments may include a significant amount, up to 35% of the Fund’s total assets, in high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by S&P Global Ratings, a division of S&P Global, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Manager to be of comparable quality. When selecting these instruments, the Manager focuses heavily on free cash flow and an issuer’s ability to delever itself through the credit cycle. The Fund also can invest in government securities issued by the Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises, as well as Treasury inflation-protected securities (TIPS), and cash.

Within each of the Equity Sleeve and the Diversifying Sleeve, the Fund may invest in US and foreign securities. The Equity Sleeve of the Fund generally will invest at least 30% of its assets, and may invest up to 75%, in foreign securities and insecurities denominated in currencies other than the US dollar, including issuers located in and/or generating revenue from emerging markets. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Manager may allocate the Fund’s investments among the different types of assets noted above in different proportions at different times (keeping in mind the general percentages noted above) and may exercise a flexible strategy in selecting investments. The Manager does not intend to concentrate the Fund in any geographical region or industry sector; however, it is not limited by investment style or by the issuer’s location or industry sector.

Subject to diversification limits, the Fund also may invest up to 10% of its total assets at the time of investment in precious metals. The Fund gains exposure to commodities, including precious metals, derivatives and commodity-linked instruments, by investing in a subsidiary organized in the Cayman Islands (Subsidiary). The Subsidiary is wholly-owned and controlled by the Fund. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to investment returns from commodities,

Summary prospectus
Delaware Ivy Asset Strategy Fund

derivatives and commodity-linked instruments within the limits of the federal tax requirements applicable to regulated investment companies, such as the Fund.

Generally, in determining whether to sell a security within the Equity Sleeve, the Manager considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. The Manager also may sell a security if the price of the security reaches what the Manager believes is fair value, to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities, or to raise cash. Within the Diversifying Sleeve, the Manager generally sells assets when, in the Manager’s view, such assets no longer have the ability to provide equity-like returns or no longer provide the desired portfolio diversification.

The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMEL, MIMAK, MIMGL, and Macquarie Funds Management Hong Kong Limited (MFMHKL) (together, the “Affiliated Sub-Advisors”) to execute Fund security trades on behalf of the Manager. The Manager may also permit MIMEL, MIMAK, and MIMGL to exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund's share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Value stock risk — The risk that the value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued.

Commodity-related investments risk — The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Bank loans and other direct indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a

Summary prospectus
Delaware Ivy Asset Strategy Fund

number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility.

Subsidiary investment risk — The risk that by investing in a subsidiary, a fund is exposed to the risks associated with the subsidiary's investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by the Manager, it is unlikely that the Subsidiary would take action contrary to the interests of the Fund or the Fund’s shareholders. In addition, changes in the laws of the US and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. Although, under the federal tax law, the Fund may not derive more than 10% of its annual gross income from gains resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income), the Fund has received an opinion of counsel, which is not binding on the Internal Revenue Service (IRS) or the courts, that income the Fund receives from the Subsidiary should constitute “qualifying” income.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Ivy Asset Strategy Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds® by Macquarie and Delaware Management Company became the Fund’s investment manager; however, the portfolio managers have not changed. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 888 923-3355 or by visiting our website at ivyinvestments.com.

Summary prospectus
Delaware Ivy Asset Strategy Fund

Calendar year-by-year total return (Class A)

As of June 30, 2021, the Fund’s Class A shares had a calendar year-to-date return of 8.86%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 17.88% for the quarter ended June 30, 2020, and its lowest quarterly return was -19.74% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2020

	1 year	5 years	10 years or lifetime
Class A return before taxes	9.48%	7.11%	5.32%
Class A return after taxes on distributions	8.56%	5.58%	3.94%
Class A return after taxes on distributions and sale of Fund shares	5.89%	5.24%	3.98%
Class B return before taxes	8.47%	6.88%	5.06%
Class C return before taxes	12.55%	7.09%	4.93%
Class E return before taxes	10.69%	7.45%	5.47%
Class I return before taxes	13.75%	8.17%	5.97%
Class R6 return before taxes (lifetime: 7/31/14-12/31/20)	13.87%	8.31%	4.49%
Class R return before taxes	13.08%	7.53%	5.34%
Class Y return before taxes	13.47%	7.91%	5.72%
MSCI ACWI (All Country World Index) (gross) (reflects no deduction for fees, expenses, or taxes)	16.26%	12.26%	9.13%
Morningstar World Allocation Category Average (net of fees and expenses)	6.18%	7.01%	5.54%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
F. Chace Brundige	Senior Vice President, Portfolio Manager	August 2014
W. Jeffery Surles	Senior Vice President, Portfolio Manager	February 2018

Sub-Advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Fund shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by Waddell & Reed Services Company, doing business as WI Services Company (WISC), if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, MO 64121-9722 (all share classes), by telephone (888 923-3355) (Class A, B and C shares) or via the internet if you have completed an Express Transaction Authorization Form (ivyinvestments.com) (Class A, B and C shares). If your shares are not held in a Direct Account (such as for Class R6 shares and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or the Distributor may reduce or waive the minimums in some cases.

Summary prospectus
Delaware Ivy Asset Strategy Fund

For Class A and Class C shares, the minimum investment is generally $750, and subsequent investment can be made in any amount. For Class E shares, the minimum investment is generally $250, and subsequent investment can be made in any amount. For accounts opened with Automatic Investment Service (AIS), the minimum investment is generally $150, and subsequent investment can be made for as little as $50. For accounts established through payroll deductions and salary deferrals minimum investments may be made in any amount. For Class I, Class R6, Class R, and Class Y shares, please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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